ACQUISITIONS & DIVESTMENT - Business Combination - Fair Value of identifiable Assets and Liabilities (Details) - Bruin E&P HoldCo, LLC $ in Thousands	Mar. 10, 2021 USD ($)
Acquisition, fair value of identifiable assets and liabilities
Other current assets	$ 1,667
Property, plant and equipment	542,190
Right of use assets	1,892
Accounts payable	(25,257)
Asset retirement obligation	(21,964)
Commodity contract liabilities	(76,387)
Lease liabilities	(1,892)
Total identifiable net assets	$ 420,249